UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2012 (June 27, 2012)

SeaCube Container Leasing Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-34931	98-0655416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Maynard Drive
Park Ridge, New Jersey	07656
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 391-0800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On June 27, 2012, Container Leasing International LLC (“CLI”), an indirect wholly owned subsidiary of SeaCube Container Leasing Ltd. (the “Company”), amended and restated its existing revolving credit agreement, dated November 3, 2010 (as amended and restated, the “Fifth Amended and Restated Revolving Credit Agreement”).  The Fifth Amended and Restated Revolving Credit Agreement, by and among  Container Leasing International, LLC (d/b/a Carlisle Leasing International, LLC and/or Seacastle Container Leasing, LLC and/or SeaCube Containers, LLC), as the Borrower, Deutsche Bank Trust Company Americas, Citibank, N.A. and JPMorgan Chase Bank, N.A., as lenders, and Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., and J.P. Morgan Securities LLC, as lead arrangers, and Deutsche Bank Trust Company Americas, as the Administrative Agent, (i) increases the total commitments of the lenders available to CLI to $150,000,000 from $120,000,000; and (ii) extends the Maturity Date (as defined therein) to June 27, 2015, from November 3, 2013.

The foregoing description of the Fifth Amended and Restated Credit Agreement is a summary and is qualified in its entirety by reference to the Fifth Amended and Restated Credit Agreement attached hereto as Exhibit 10.1, and incorporated by reference herein.

Item 2.03. Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 of this Form 8-K and is incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits:

	Exhibit Number	Description

10.1
Fifth Amended and Restated Credit Agreement, dated June 27, 2012 between and among Container Leasing International, LLC (d/b/a Carlisle Leasing International, LLC and/or Seacastle Container Leasing, LLC and/or SeaCube Containers, LLC), as the Borrower, Deutsche Bank Trust Company Americas, Citibank, N.A. and JPMorgan Chase Bank, N.A., as lenders, and Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., and J.P. Morgan Securities LLC, as lead arrangers, and Deutsche Bank Trust Company Americas, as the Administrative Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACUBE CONTAINER LEASING LTD.
(Registrant)

By: /s/ Stephen P. Bishop
Stephen P. Bishop
Chief Operating Officer and Chief Financial Officer

Date: June 28, 2012

EXHIBIT INDEX

Exhibit Number	Description

10.1
Fifth Amended and Restated Revolving Credit Agreement, dated June 27, 2012 between  and among Container Leasing International, LLC (d/b/a Carlisle Leasing International, LLC and/or Seacastle Container Leasing, LLC and/or SeaCube Containers, LLC), as the Borrower, Deutsche Bank Trust Company Americas, Citibank, N.A. and JPMorgan Chase Bank, N.A., as lenders, and Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., and J.P. Morgan Securities LLC, as lead arrangers, and Deutsche Bank Trust Company Americas, as the Administrative Agent.